[Form  of  Supplemental  Agreement  with  Stock  Option  Plan  Participants
     (non-ISO)]
     [Letterhead of Urstadt Biddle Properties Inc.]
     THIS DOCUMENT CONSTITUTES PART OF A PROSPECTUS COVERING SECURITIES THAT HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933.

                                                                       [ ], 1998

[Name and Address of
 Plan Participant]

Dear             :

     Reference is hereby made to (i) the Stock Option Plan (the "Plan") of Hubbard Real Estate Investments (the "Trust"), as predecessor in interest to Urstadt Biddle Properties Inc. (the "Company"), adopted by the trustees of the Trust on November 30, 1981 and approved by the shareholders of the Trust on March 9, 1982 and (ii) those certain Non-Statutory Option Certificates (the "Certificates"), issued in your favor by the Trust, evidencing all Existing Options (as defined below) awarded to you under the Plan.

     On June 16, 1998, the Board of Directors of the Company, as successor in interest to the Trust, declared a special stock dividend (the "Stock Dividend") on the Company's common stock, par value $.01 per share (the "Common Stock"), consisting of one share of a newly created class of Class A Common Stock, par value $.01 per share (the "Class A Common Stock"), for each share of the Company's Common Stock outstanding at the close of business on July 31, 1998 (the "Record Date"). The Stock Dividend was paid on August 14, 1998 to holders of record of the Common Stock as of the close of business on the Record Date.

     In connection with the Stock Dividend, your Certificates are hereby modified, effective as of August 14, 1998, such that each option to purchase shares of Common Stock (each, an "Existing Option") awarded to you prior to the Stock Dividend shall be deemed to be, upon your election: (i) an option (each, a "Common Stock Option") to purchase such number of shares of Common Stock as shall be equal in aggregate Fair Market Value (as defined below) to the aggregate Fair Market Value of the shares of Common Stock issuable pursuant to the related Existing Option, (ii) an option (each, a "Class A Stock Option") to purchase such number of shares of Class A Common Stock as shall be equal in aggregate Fair Market Value to the aggregate Fair Market Value of the shares of Common Stock issuable pursuant to the related Existing Option or (iii) an option (each, a "Combination Option") to purchase such number of shares of Common Stock and such number of shares of Class A Common Stock as shall be equal to the number of shares of Common Stock issuable pursuant to the related Existing Option.

     "Fair Market Value" shall mean (i) with respect to shares of Common Stock issuable pursuant to an Existing Option, the average of the high and low trading prices of the Common Stock on the New York Stock Exchange, Inc. ("NYSE") on August 14, 1998, and (ii) with respect to shares of Common Stock and Class A Common Stock issuable pursuant to a Common Stock Option, a Class A Stock Option or a Combination Option, the average of the high and low trading prices of the Common Stock and the Class A Common Stock, as the case may be, on the NYSE during the period beginning on August 17, 1998 and ending on August 28, 1998. Accordingly, the Fair Market Value of one share of Common Stock issuable pursuant to an Existing Option is $17.218; and the Fair Market Values of one share of Common Stock and one share of Class A Common Stock, each as may be issuable pursuant to a Common Stock Option, a Class A Stock Option or a Combination Option, are $8.756 and $8.816, respectively.

     The exercise price for the purchase of one share of Common Stock and/or one share of Class A Common Stock pursuant to any Common Stock Option, Class A Stock Option or Combination Option will be set according to the proportional allocation of the exercise price for the purchase of one share of Common Stock pursuant to the related Existing Option, such proportional allocation to be determined according to the Fair Market Values of the underlying shares of Common Stock (ex-Stock Dividend) and Class A Common Stock.

     In all other respects, the terms of the Plan and your Certificates will remain the same.
     Please execute the enclosed copy of this letter and return it to the Company to acknowledge your receipt and understanding of the terms contained herein.

                                                 Very truly yours,
                                                 URSTADT BIDDLE PROPERTIES INC.

                                                 By:
                                                    ----------------------------
                                                    Name:
                                                    Title:

ACCEPTED AND AGREED:

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